Exhibit 99.1
Greenfield Online, Inc. Second Quarter 2007 Business and Financial Overview August 2007

Safe Harbor Statement Cautionary Note Regarding Forwarding Looking Statements Certain statements represented by data contained in these slides, or made orally by Company management when presenting these slides via Webcast or in person, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, discussion concerning information about client satisfaction levels, our ability to build shareholder value, our ability to continue international expansion, our expansion of our presence in Asia and our B2B practice, our development of panels in Hong Kong and New Zealand, the effect of our investments in sales and marketing in North America, our ability to develop and implement our UPS technology and its ability to provide operational benefits in the future, the pricing environment for Internet survey solutions, the potential outcome of legal claims against the company, our gross margins, comparison shopping growth sales, selling, general and administrative costs as a percentage of revenue, future panel build expenses in Europe, our ability to drive profitable revenue growth in the future, as well as predictions and guidance relating to the Company's future financial performance and customer demand for Internet survey solutions and comparison shopping services, sales bookings, bid volume, and backlog. In some cases, you can identify forward-looking statements by terminology such as, "may", "should", "expects", "plans", "anticipates", "feel", "believes", "estimates", "predicts", "potential", "continue", "consider", "possibility", or the negative of these terms or other comparable terminology. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve a number of risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Such risks and uncertainties include, without limitation, risks related to our ability to develop and deploy new technologies, our client satisfaction levels, our ability to build and maintain the size and demographic composition of our panels, our panelists' responsiveness to our surveys, our customers acceptance and continued use of our Real Time Sampling technique, our ability to accurately predict future revenue, our ability to manage pricing pressure in North America and Europe, our reliance on our largest customers, the growing competitiveness of our marketplace and our ability to compete therein, our ability to manage or accelerate our growth and international expansion, including the ability to develop new panels, risks related to foreign currency exchange rate fluctuations, our ability to successfully integrate the businesses we have recently acquired or may acquire in the future, our online business model, demand for our products and services, the seasonality of demand for our Internet survey solutions and comparison shopping services, the outcome of legal proceedings pending against the company, the strength of our brand and other risks detailed in the "Risk Factors" section of our most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q that we file with the Securities and Exchange Commission available at www.sec.gov and under the Investor Relations section of our corporate website at www.greenfield.com. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Agenda Introductions Company Overview Key Takeaways - 1H 2007 The Comparison Shopping Business The Internet Survey Solutions Business Financial Performance Q&A

Introductions Albert Angrisani, President and Chief Executive Officer Bob Bies, Executive Vice President and Chief Financial Officer Daniel Keller, Managing Director, Ciao.com Stephan Musikant, Managing Director, Ciao.com Keith Price, Executive Vice President, North American Sales and Operations

Company Overview Greenfield Online (Nasdaq: SRVY) is a small cap Internet company We supply data to the global market research industry and Fortune 1000 companies to help them better understand their customers by gathering consumer opinions around the world Comparison Shopping We are one of the fastest growing comparison shopping businesses in Europe Internet Survey Solutions We are the largest global Internet data collection company serving the marketing research industry today 700+ employees worldwide, in 10 countries, across 3 continents

Key Takeaways - 1H 2007 Comparison Shopping 1H-07 Accomplishments Strong growth - approximately 89%* 1H-07 vs. prior year Improved monetization rates of unique visitors Improved sales processes in Q2 led to 166 new merchants Delivery of usability improvements and new products such as Quick Reviews Optimized partner integration process Launched Ciao Lists in the UK The challenge: Find productive CapX and operating investments that profitably expand business both horizontally and vertically (or product and geography) Global Internet Survey Solutions 1H 2007 Accomplishments: Growth in global ISS continues: 13.8% North American growth; 11.1%* European growth for 1H-07 vs. prior year NA new B2B business initiative exceeding internal revenue expectations by 10% With new office in Shanghai, Asia Pacific business initiative is exceeding internal revenue expectations GFOL named #1 in Client Satisfaction** in a survey of market researchers The challenge: To develop new products, supported on our current technology platform, that add revenue streams from channels beyond market research. *Including currency effects **Results of a survey conducted by MarketResearchCareers.com among 237 market researchers between March 22-31, 2007

The Comparison Shopping Business Daniel Keller and Stephan Musikant, Managing Directors

Price and Product Comparison Comparison Shopping Business Model Consumer Value Millions of Written User Reviews Active Community Visitors Potential Buyers T R A F F I C Clicks to our Customers >1,200 MERCHANTS Buyers

Comparison Shopping Business Model Consumer Value Millions of Written User Reviews Active Community Visitors Potential Buyers T R A F F I C Clicks to our Customers >1,200 MERCHANTS Buyers

Comparison Shopping Business Model Consumer Value Millions of Written User Reviews Active Community Visitors Potential Buyers T R A F F I C Clicks to our Customers >1,200 MERCHANTS Buyers Video Reviews

Comparison Shopping Single Point of Information for Consumers Ciao provides user-generated Shopping Content for a wide range of product categories, in combination with product and price comparison (more than 4 million user reviews) Reaches Millions of buyers Ciao helps consumers make purchase decisions and thereby provides merchants and advertisers access to millions of potential buyers Strong Growth Market Predicted Forrester predicts European e-commerce market will grow at a 21% CAGR from 2006 to 2011. eMarketer predicts European e-commerce market to grow at 25% rate, tripling by 2011 to $400 billion.* Highly Scalable Ciao's comparison shopping business is a highly scalable business based on traffic, number of products, merchants, etc. * Sources: Forrester Research, June 2006; eMarketer, July 2007.

1H 2007 Initiatives Technology Focused Ongoing investments to upgrade and optimize Ciao's Comparison Shopping engine - merchant integration, offer search and navigation Investment in new products - video reviews, Ciao Lists, Quick Reviews Increased Density of Content/Offerings Expansion and enhancement of product categories Optimized merchant offer and partner integration Continuous Optimization of Sales Process

Ciao Garners Pan European Leadership in Total Monthly Unique Visitors Data Includes Germany, France, Italy, Spain, the UK Source: Nielsen/Net Ratings (Data in the Aggregate for all Countries Listed) 20.1 Million Unique Visitors

The Internet Survey Solutions Business Keith Price, Executive Vice President, North American Sales and Operations

Our Survey Solutions Business Collecting Data via the Internet Product in development; end user needs market intelligence Marketing research firm designs study for client GFOL targets the needed sample and collects data Marketing research firm performs & delivers analysis End user makes business decision Greenfield Online market research process Survey Programming Reporting Data Collection & Validation Invite Survey Takers & Gather Responses Greenfield Online Internet survey solution

End Clients, Ad Agencies, PR Agencies Proprietary Technology Enables Us to Optimize and Monetize the Flow of Survey Respondents Proprietary Technology UPS, PAM, DSS Matching the right respondent to the right survey at the right time... Real-Time Sampling(tm) Global Panels Certified Partner Network T R A F F I C

Largest Global Survey Solutions Provider Worldwide High quality data and services Ranked #1 MarketResearchCareers.com Respondent access beyond panel -- multiple access points for survey takers - reduces panel strain Global proprietary panels Real-Time Sampling(tm) capability Premier Partner Network Technology and Automation UPS, PAM, DSS History of innovation leadership First, RTS, now Wireless - the next big thing - www.text2express.com Panel of mobile respondents Changes dynamics for accessing consumer data Real-time data collection Point of impact

Real-Time Sampling(tm) Global Panels Certified Partner Network Largest Global Survey Solutions Provider Worldwide High quality data and services Ranked #1 MarketResearchCareers.com Respondent access beyond panel -- multiple access points for survey takers - reduces panel strain Global proprietary panels Real-Time Sampling(tm) capability Premier Partner Network Technology and Automation UPS, PAM, DSS History of innovation leadership First, RTS, now Wireless - the next big thing - www.text2express.com Panel of mobile respondents Changes dynamics for accessing consumer data Real-time data collection Point of impact

Largest Global Survey Solutions Provider Worldwide High quality data and services Ranked #1 MarketResearchCareers.com Respondent access beyond panel -- multiple access points for survey takers - reduces panel strain Global proprietary panels Real-Time Sampling(tm) capability Premier Partner Network Technology and Automation UPS, PAM, DSS History of innovation leadership First, RTS, now Wireless - the next big thing - www.text2express.com Panel of mobile respondents Changes dynamics for accessing consumer data Real-time data collection Point of impact

Largest Global Survey Solutions Provider Worldwide High quality data and services Ranked #1 MarketResearchCareers.com Respondent access beyond panel -- multiple access points for survey takers - reduces panel strain Global proprietary panels Real-Time Sampling(tm) capability Premier Partner Network Technology and Automation UPS, PAM, DSS History of innovation leadership First, RTS, now Wireless - the next big thing - www.text2express.com Panel of mobile respondents Changes dynamics for accessing consumer data Real-time data collection Point of impact

Bob Bies, Executive Vice President and Chief Financial Officer

Second Quarter 2007 Financial Performance $ Thousands QoQ Growth Q2-2007 Q2-2006 Total Company Net Revenues 26.1% $30,826 $24,453 Operating Income 19.1% $4,410 $3,703 Net Income 37.5% $3,100 $2,254 Fully Diluted Earnings Per Share 22.2% $.11 $.09 Net Cash Provided by Operating Activities 49.5% $7,567 $5,063 Non-GAAP Adjusted EBITDA Ex-Restructuring Charges* 11.8% $8,136 $7,277 Non-GAAP Operating Free Cash Flow** 29.8% $5,118 $3,943 *Non-GAAP Adjusted EBITDA-Ex Restructuring Charges is reconciled to GAAP net income in the section entitled "About Non-GAAP Financial Measures" in the company's second quarter 2007 press release issued August 8, 2007. **Non-GAAP Operating Free Cash Flow is reconciled to GAAP operating income in the section entitled "About Non-GAAP Financial Measures" in the company's second quarter 2007 press release issued August 8, 2007.

Six Months Financial Performance $ Thousands Six Months 2007 Six Months 2006 Total Net Revenues $58,295 $45,985 Increase over 2006 26.8% Gross Profit $42,898 $34,877 Gross Profit Margin 73.6% 75.8% Non-GAAP Adjusted EBITDA Ex-Restructuring Charges * $14,972 $12,463 Non-GAAP Operating Free Cash Flow** $9,783 $8,191 *Non-GAAP Adjusted EBITDA-Ex Restructuring Charges is reconciled to GAAP net income in the section entitled "About Non-GAAP Financial Measures" in the company's second quarter 2007 press release issued August 8, 2007. **Non-GAAP Operating Free Cash Flow is reconciled to GAAP operating income in the section entitled "About Non-GAAP Financial Measures" I the company's second quarter 2007 press release issued August 8, 2007.

Annual Revenue Growth 2002 2003 2004 2005 2006 2007 Management Guidance Range Survey Solutions 14886 25868 44428 80572 80505 118000 Comparison Shopping 8607 19837 4000 $118-$122 million

Annual Adjusted EBITDA (Excluding All Charges) 2002 2003 2004 2005 2006 2007 Management Guidance Range Adjusted EBITDA (Excluding All Charges) 155 4375 10289 21809 27872 30680 3480 26-28% of Revenue

Annual Cash Provided by Operations $ Thousands 2002 2003 2004 2005 2006 2007 1H Operating Free Cash Flow 139 3746 2869 18187 18511 9783 Capital Spending 558 305 2404 5474 4923 4158

Key Q2-07 Balance Sheet Metrics Cash and investments: $49.9 Million Bank Debt $0 DSO's: 68 days Working Capital: $48.4 Million Current Ratio: 2.7:1

Full Year Guidance for 2007 As Provided on August 8, 2007 Guidance Ranges for the Full Year 2007 Total Revenue $118 to $122 million Gross Margins 74% to 76% Non-GAAP Adjusted EBITDA 26% to 28% Depreciation and Amortization $12.5 to $13.0 million Charges related to Stock Based Compensation $2.7 to $3.5 Million Effective Tax Rate 35% to 37%

Addendum

Greenfield Online Historical Timeline 1994 1996 1998 2000 2002 2004 2006 1995 1997 1999 2001 2003 2005 2007 Founded in 1994 as online custom marketing research firm by Andy Greenfield and Hugh Davis Insight Venture Partners leads Management Buyout In May 1999. Bob Bies, Jonathan Flatow and Keith Price join Management Team July 2004 Initial Public Offering. December 2004 Secondary Offering. 2005 Key Acquisitions - Opinion Surveys, RapiData, GoZing, Ciao! 2005- David St. Pierre joins as CTO September 2005 - Albert Angrisani joins as CEO December 2005 - North American Right Sizing July 2006 - Ciao! Management change and announced bifurcation. Nicolas Metzke heads MR unit. Custom research practice is sold to TNS. Greenfield becomes pure data and sample business May 2007 Ciao Bifurcation Completed.